Other current assets	12 Months Ended
Dec. 31, 2022
Disclosure Of Other Current Assets [Abstract]
Other current assets
12. Other current assets

TCHF	December 31, 2022	December 31, 2021
Prepaid expenses	836	6,422
Accrued revenue	723	313
VAT receivable	147	115
Deposits	28	28
Indemnification asset (note 18)	—	622
Other current receivables	64	1,016

Total	1,798	8,516

As of December 31, 2021, prepaid expenses consisted primarily of CHF 5.3 million for the portion of upfront development payments made to Acer that remained unconsumed under the collaboration and license agreement. These prepayments were fully expensed in 2022.

Other current receivables as of December 31, 2021, amounted to TCHF 1,016 and consisted of advance payments made by the Group that were reimbursed by vendors during 2022.